UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2008 (May 8, 2008)

Hiland Holdings GP, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-33018	76-0828238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West Maple, Suite 1100

Enid, Oklahoma 73701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (580) 242-6040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.01 and 7.01.  Results of Operations and Financial Condition; Regulation FD Disclosure.

On May 8, 2008 the Registrant released its financial results for the first quarter of 2008.

A copy of the Registrant’s press release announcing the financial results is attached as Exhibit 99.1 to this current report on Form 8-K.  The press release also announces that Hiland Partners, LP entered into an agreement with Continental Resources, Inc. to construct and operate gathering pipelines and related facilities in the Bakken Shale play in northwestern North Dakota and that Hiland Partners, LP has accelerated the expansion of its Woodford Shale gathering system.

The information furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01 “Regulation FD Disclosure,” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall this Report and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by Hiland Holdings GP, LP on May 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILAND HOLDINGS GP, LP

By:	Hiland Partners GP Holdings, LLC,
its General Partner

By:	/s/ Matthew S. Harrison
Name: Matthew S. Harrison
Title: Chief Financial Officer, Vice President-
Finance and Secretary

May 9, 2008